UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
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☐      Definitive Proxy Statement
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☐      Soliciting Material Pursuant to § 240.14a-12
COMCAST CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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COMCAST CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
ONE COMCAST CENTER
PHILADELPHIA, PA 19103
Annual Meeting of Shareholders
to be held on May 13, 2009

Proxy Materials Available:
•	Proxy Statement
•	Annual Report on Form 10-K

PROXY MATERIALS - VIEW ONLINE OR REQUEST

You can choose to view the materials online. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy.
Please make your request for a copy as instructed below on or before April 29, 2009 to facilitate timely delivery prior to the Annual Meeting of Shareholders.
HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com.
HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET -     www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* -        sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual Meeting of Shareholders
Meeting Date:	May 13, 2009
Meeting Time:	9:00 a.m. EDT (Doors Open at 8:00 a.m.)
For holders as of:	March 4, 2009

Meeting Location:

Pennsylvania Convention Center
One Convention Center Place
1101 Arch Street
Philadelphia, PA 19107

DIRECTIONS TO COMCAST’S ANNUAL MEETING OF SHAREHOLDERS
From New Jersey via the Ben Franklin Bridge
Take NJ Turnpike to Exit 4 (Philadelphia/Camden Exit). Take Rte. 73 North and follow it to Rte. 38 West. Take 38 West to the Benjamin Franklin Bridge, crossing into Philadelphia. Follow local traffic signs for Vine Street/PA Convention Center. Go approximately 6 blocks and make a left turn onto 12th Street. The main entrances are located two blocks ahead at 12th and Arch Streets - please enter through the East Side Entrance. Shareholders may also enter through the Market Street Entrance, which is located on Market Street between 11th and 12th Streets. The meeting room is conveniently located within walking distance to the Market Street Entrance. There will be signs directing shareholders to the meeting location.
From Interstate 76/Schuylkill Expressway
Take Rte 76 to Exit 344/I-676 East. Take I- 676 East and exit at Broad Street/Rte. 611. You will be on Vine Street. Follow signs for Vine Street/PA Convention Center to 12th Street. Make a right turn onto 12th Street. The main entrances are located two blocks ahead at 12th and Arch Streets - please enter through the East Side Entrance. Shareholders may also enter through the Market Street Entrance, which is located on Market Street between 11th and 12th Streets. The meeting room is conveniently located within walking distance to the Market Street Entrance. There will be signs directing shareholders to the meeting location.
From Interstate 95 North and South
Take I-95 North or South to Exit 22 Central Philadelphia/I- 676. Stay in the left lane of this exit. Follow signs for I-676 West to the 1st exit (Broad Street). This exit brings you up to 15th Street. Get into left lane and follow the sign for 611/ Broad Street and make a left turn onto Vine Street. Follow signs for Vine

How To Vote

Vote In Person

This notice serves as your admission ticket. All shareholders must bring an admission ticket to the meeting. Without an admission ticket, shareholders will be admitted only upon verification of ownership. At the meeting you will need to request a ballot to vote these shares. You may be asked to present a valid government-issued photo identification, before entering the meeting. Video and audio recording devices and other electronic devices will not be permitted at the annual meeting, and attendees will be subject to security inspections. Please check the proxy materials for additional requirements for, and information on, meeting admission requirements.

Vote By Internet

To vote now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions. Proxies submitted by Internet must be received by 11:59 p.m. Eastern Daylight Time on May 12, 2009. Please have this notice in hand when you access the Web site and follow the instructions.

Street/PA Convention Center. Make a right turn onto 12th Street. The main entrances are located two blocks ahead at 12th and Arch Streets - enter through the East Side Entrance. Shareholders may also enter through the Market Street Entrance, which is located on Market Street between 11th and 12th Streets. The meeting room is conveniently located within walking distance to the Market Street Entrance. There will be signs directing shareholders to the meeting location.
Public Transportation
SEPTA (Southeastern Pennsylvania Transportation Authority). R1, R2, R3, R5, R6, R7 and R8 connect directly to the Convention Center, which is connected to the Market-East/Pennsylvania Convention Center Station. Elevators are available. Please follow signs to the Pennsylvania Convention Center. Once inside the Convention Center, there will be signs directing shareholders to the meeting location.
Parking Information
Several parking garages are available within blocks of the Convention Center and are indicated on the map included in the Proxy Statement. Shareholders should use the East Side Entrance which is located at 12th and Arch Streets or enter through the Market Street Entrance, which is located on Market Street between 11th and 12th Streets. The meeting room is conveniently located within walking distance to the Market Street Entrance.

Voting items

A	Company Proposals — The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1 and “FOR” Proposals 2-5.		Comcast Corporation

1.	Election of Directors

	01 - S. Decker Anstrom	08 - Gerald L. Hassell	Please do not submit this card - Please refer to the “How To Vote” section of this notice to view the voting instructions.
	02 - Kenneth J. Bacon	09 - Jeffrey A. Honickman
	03 - Sheldon M. Bonovitz	10 - Brian L. Roberts
	04 - Edward D. Breen	11 - Ralph J. Roberts
	05 - Julian A. Brodsky	12 - Dr. Judith Rodin
	06 - Joseph J. collins	13 - Michael l. Sovern
07 - J. Michael Cook

2.	Ratification of independent auditors

3.	Approval of our 2002 Employee Stock Purchase Plan, as amended and restated

4.	Approval of our 2002 Restricted Stock Plan, as amended and restated

5.	Approval of our 2003 Stock Option Plan, as amended and restated

B	Shareholder Proposals — The Board of Directors recommends a vote “AGAINST” Proposals 6-9, if properly presented at the meeting.

6.	Identify all executive officers who earn in excess of $500,000

7.	Obtain shareholder approval of certain future death benefit arrangements

8.	Adopt an annual vote on executive compensation

9.	Adopt a recapitalization plan